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                                                                    EXHIBIT 99.2

August 14, 2002

Via EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Oriole Homes Corp.

Ladies and Gentlemen:

In connection with the Quarterly Report of Oriole Homes Corp. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the "SEC") on the date hereof (the "Report"), I, Joseph Pivinski, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

This certification is being furnished to the SEC solely pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and iS not being filed as part of the Report, the Form 8-K of the Company also being filed with the SEC on this date, or as a separate disclosure document.

                                            Very truly yours,



                                            /s/ JOSEPH PIVINSKI
                                            ----------------------------------
                                            Joseph Pivinski
                                            Chief Financial Officer